HIT AT A GLANCE

•	A $6.7 billion investment grade fixed-income mutual fund.

•	Expertise in the highest credit quality multifamily mortgage backed securities (MBS).

•	Proven 35+-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting housing (including affordable and workforce housing), and healthcare facilities.

•	100% union labor requirement for all on-site construction.

•	Successful history as a fixed-income impact investor incorporating Environmental, Social, and Governance (ESG) factors into its investment strategy and signatory of the United Nations-supported Principles for Responsible Investment (PRI).

RELATIVE RETURNS

As of December 31, 2020, periods over one year are annualized

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, superior credit profile, and similar levels of interest rate risk compared to its benchmark.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

•	Ongoing yield advantage strengthens its performance relative to its benchmark.

•	High credit quality multifamily MBS differentiate the HIT from many other core fixed-income vehicles.

•	The HIT’s risk profile, due to its concentration in multifamily MBS and exclusion of corporate bonds, could be a useful consideration for potential portfolio diversification from other asset classes.

STRATEGY: OVERSIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Invest in high credit quality multifamily MBS that can provide an income advantage for the HIT and contribute to its performance relative to the benchmark.

SECTOR ALLOCATION

As of December 31, 2020

RISK COMPARISON

As of December 31, 2020

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	91.18%	69.83%
A & Below/Not Rated	3.28%	26.81%
Yield
Current Yield	2.68%	2.54%
Yield to Worst	1.51%	1.02%
Interest Rate Risk
Effective Duration	5.83	6.26
Convexity	0.25	0.29
Call Risk
Call Protected	78%	73%
Not Call Protected	22%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

PROJECT PROFILE:
RESIDENCES @ 150 BAGLEY
(Detroit, MI)

• $62.6 million substantial rehabilitation and adaptive reuse project

• Eighteen-story project will create 148 units of housing • HIT investment of $37.0 million • Creating an estimated 569,310 hours of union construction work (285 jobs)*

PROJECT PROFILE:
UNIVERSITY AND FAIRVIEW
(St. Paul, MN)

• $68.5 million new construction project

•  Two five-story buildings will create 243 units of housing

•  HIT investment of $79.1 million (construction and permanent financing)

•  Creating an estimated 476,130 hours of union construction work (239 jobs)*

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984-present)

545	$34.0B	$13.8B	182.2M	200,113	118,679	$4.3B
Projects	in total economic benefits	in personal income including wages and benefits, with $7.0 billion for construction workers	hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable housing	in tax revenues ($1.4 billion state/ local and $2.9 billion federal)

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com